UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No      )

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EXX INC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXX INC

Suite 689

1350 East Flamingo Road,

Las Vegas, Nevada 89119

(702) 598-3223

NOTICE OF ANNUAL MEETING OF

CLASS A and CLASS B STOCKHOLDERS

To be held on December 10, 2007

To the Stockholders:

The Annual Meeting of Stockholders of EXX INC (the “Company”) will be held at the office of Rothstein, Kass & Co., P.C., 4 Becker Farm Road, 2nd Floor, Roseland, New Jersey at 2:00 p.m. (local time) on Monday, December 10, 2007 for the following purposes:

(1) To elect one (1) Class A director and three (3) Class B directors to serve for a one-year term and thereafter until their respective successors are elected and qualified; and

(2) To transact such other business as may properly come before the annual meeting or before any adjournments of the meeting.

The Board of Directors has fixed the close of business on October 31, 2007 as the record date for the determination of Class A and Class B Stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof.

A form of proxy and the proxy statement respecting the annual meeting are enclosed.

You are cordially invited to attend the annual meeting in person. Whether or not you plan to attend, you are urged to promptly MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) in the accompanying envelope. Return of your proxy will not deprive you of your right to vote your shares in person at the meeting.

By Order of the Board of Directors,

David A. Segal
Chairman of the Board,
Chief Executive Officer and Chief Financial Officer

Las Vegas, Nevada

October 31, 2007

EXX INC

Suite 689

1350 East Flamingo Road

Las Vegas, Nevada 89119

(702) 598-3223

PROXY STATEMENT

Annual Meeting of Class A and Class B Stockholders

December 10, 2007

SOLICITATION AND REVOCATION OF PROXY

Solicitation

This proxy statement and the accompanying form of proxy are being furnished to the Stockholders of EXX INC (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company with respect to the Company’s annual meeting of Stockholders to be held at the office of Rothstein, Kass & Co., P.C., 4 Becker Farm Road, 2nd Floor, Roseland, New Jersey at 2:00 p.m. (local time) on Monday, December 10, 2007 and any adjournments of the meeting.

The proxy set forth on the accompanying proxy card is being solicited by the Board of Directors of the Company. The Company will bear all expenses incurred in connection with this solicitation of proxies. In addition to soliciting proxies by use of the mails, the directors, officers and regular employees of the Company may solicit proxies by telephone, facsimile or personal interview. The Company may also reimburse brokers, banks, and other nominees for their reasonable expenses incurred in forwarding proxy materials.

This proxy statement and the accompanying form of proxy are first being mailed or given to Stockholders on or about November 8, 2007.

Revocation of Proxy

Any Stockholder giving a proxy has the power to revoke it at any time before it is exercised, by filing with the Company either (1) an instrument revoking it or (2) a duly executed proxy bearing a later date. The proxy will be suspended if the person granting the proxy is present at the annual meeting and, after notice to the corporate Secretary, elects to vote his or her shares in person.

VOTING SECURITIES AND QUORUM

Voting Securities

A plurality of the votes cast of the applicable class of common stock represented (in person or by proxy) at the annual meeting is required for the election of directors which means that the duly nominated individuals with the highest vote totals will be elected as directors in the manner discussed in “Election of Directors.” There is no cumulative voting in the election of directors.

Only Stockholders of record at the close of business on October 31, 2007 will be entitled to notice and to vote at the annual meeting and at any adjournments of the meeting. As of October 31, 2007, 9,932,463 shares of the Company’s Class A common stock, par value $.01 per share (“Class A”), and 831,478 shares of the Company’s Class B common stock, par value $.01 per share (“Class B”), were issued and outstanding. Each issued and outstanding share of Class A or Class B common stock will be entitled to one vote for each director to be elected by that class.

Stockholders of record at the close of business on October 31, 2007 may vote by: (1) written proxy by signing and returning the enclosed proxy card, in which case the shares represented will be voted in accordance with the terms of the proxy, unless subsequently revoked by the Stockholder at the annual meeting, or (2) in person at the annual meeting. If no direction is specified in the proxy, executed proxies will be voted for the election of the directors nominated by the Board of Directors.

Quorum

A quorum will require the presence (in person or by proxy) of holders of a majority of shares issued and outstanding of each class at the annual meeting.

If a stockholder withholds authority to vote for a director nominee or nominees with respect to his or her shares of common stock, those shares will be counted as present for the purpose of determining the presence of a quorum for transacting business at the meeting. Proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary authority and have not received instructions as to how to vote on the proposal (so called “broker non-votes”) will not be considered as represented at the meeting for purposes of a quorum.

PRINCIPAL HOLDERS OF COMMON STOCK

The following table and footnotes describe persons known to management to be the beneficial owners of 5% or more of each class of the Company’s common stock as well as the stockholdings of all the directors as of October 12, 2007, as reported to the Company or as contained in filings made with the Securities and Exchange Commission. Each person has sole voting and dispositive power over the shares indicated as being beneficially owned below.

	Number of Shares of Common Stock Beneficially Owned				Percent of Outstanding Common Stock Beneficially Owned
Name	Class A		Class B		Class A	Class B
David A. Segal , Director, CEO and CFO EXX INC 1350 East Flamingo Road, Suite 689 Las Vegas, Nevada 89119	5,457,582	(1)	524,678	(1)	46.12%	56.33%

All executive officers and directors of the Company as a group (4 persons)	5,465,182		525,078		46.19%	56.37%

Lisa M. Bethune (2) (4) 301 Newbury St., #252 Danvers, Massachusetts 01923	1,036,227		69,750		10.43%	8.39%

Laura L. Bradley (3) (4) P.O. Box 12654 Charlotte, North Carolina 28220	1,036,450		69,750		10.43%	8.39%

Werner Moehring (5) Lindenbach Str, 70 70499 Stuttgart, Germany	—		59,600		—	7.17%

APG Capital, LP (6) 12 Greenway Plaza Suite 1100 Houston, Texas 77046	535,323		—		5.39%	—

*	Less than 1%
(1)	Includes options to purchase 1,900,000 Class A shares and 100,000 Class B shares of common stock granted by the Company.
(2)	All information regarding Ms. Bethune is based on (a) Form 4, relating to Class A common stock, filed with the Security and Exchange Commission (“SEC”) on December 29, 2006 and (b) Schedule 13G, relating to Class B common stock, filed with the SEC on August 11, 2000.

(3)	All information regarding Ms. Bradley is based on (a) Amendment to Schedule 13G/A, relating to Class A common stock, filed with the SEC on February 14, 2006 and (b) Amendment to Schedule 13G, relating to Class B common stock, filed with the SEC on August 30, 2000.
(4)	Ms. Bradley and Ms. Bethune are both daughters of David A. Segal. Mr. Segal disclaims beneficial ownership of any stock owned by Ms. Bradley and Ms. Bethune.
(5)	All information regarding Mr. Moehring is based on Schedule 13G, relating to Class B common stock, filed with the SEC on December 31, 2006.
(6)	All information regarding APG Capital, LP is based on Schedule 13G, relating to Class A common stock, filed with the SEC on May 30, 2007.

ELECTION OF DIRECTORS

At the annual meeting, the Stockholders will elect a board of four directors, comprising one Class A director and three Class B directors. Under the Company’s Articles of Incorporation, the holders of the outstanding shares of Class B shares have the right to elect two-thirds of the Company’s directors, or the next rounded number of directors in excess of two-thirds if the number of directors is not evenly divisible by three, and the holders of the outstanding Class A shares have the right to elect the remaining directors of the Company. Each director will serve for a one-year term and thereafter until his successor is elected and qualified.

Provided that a quorum is present, a plurality of the votes cast is required for the election of directors. This means that the nominees with the highest vote totals will be elected as directors. As a result, a designation on the proxy that the stockholder is “withholding authority” for a nominee or nominees and broker “non-votes” do not have an effect on the results of the vote for the elections of officers.

It is intended that the proxies given to the person named in the enclosed form of proxy will be voted for the election of the nominees for director named below, each of whom is presently a director whose current term is expiring this year. Messrs. Fishman, Perlmutter, Remington and Segal were re-elected directors by the Stockholders at the most recent annual meeting of Stockholders. Mr. Perlmutter has been nominated as a Class A director. Messrs. Fishman, Remington and Segal have been nominated as Class B directors. The Board of Directors recommends a vote “FOR” each of the nominees. Unless a contrary specification is indicated, the proxy to which this proxy statement relates will be voted for each of said nominees, or, in the event that any such nominee is not available by reason of any unforeseen contingency, then for the balance of the nominees and for such other person(s) as may be designated as a replacement nominee(s) by the remaining directors.

Certain Information and Security Ownership of Management

The following information sets forth the beneficial ownership of the Company’s common stock as of October 12, 2007 by each director and executive officer of the Company. Except as otherwise indicated, each director nominee or executive officer has had the same principal occupation or employment during the past five years. Each director has sole voting and dispositive power over the shares indicated as being beneficially owned below. Currently, no director serves as a director of another publicly held company.

Name	Principal Occupation, Positions with the Company	Shares of Common Stock Beneficially Owned				% of Outstanding Common Stock Beneficially Owned
		Class A		Class B		Class A	Class B
Jerry Fishman (1) Age-59-Director Continuously since 1984	Director and Vice President of The Fishman Organization Inc. Director of Newcor, Inc.	1,900		100		*	*
Norman H. Perlmutter (2) Age-66-Director Continuously since 1984	CPA, private practice Director of Newcor, Inc.	3,800		200		*	*
Frederic Remington (3) Age-77-Director Continuously since 1984	Retired Director of Newcor, Inc.	1,900		100		*	*
David A. Segal (4) Age-68-Director Continuously since 1984	Chairman, CEO and CFO of EXX Chairman and CEO of Newcor, Inc.	5,457,582	(5)	524,678	(5)	46.12%	56.33%
All officers, directors and nominees for director of the Company as a group		5,465,182	(5)	525,078	(5)	46.19%	56.37%

*	Less than 1%
(1)	Mr. Fishman serves on the Company’s Audit Committee, Compensation Committee, Stock Option Committee and Nominating and Corporate Governance Committee.
(2)	Mr. Perlmutter serves on the Company’s Audit Committee, Compensation Committee and Stock Option Committee.
(3)	Mr. Remington served as Chairman of the Board and President of Peerless Tube Co., a manufacturer of aerosol cans and collapsible metal tubes, for over five years before retiring in January 2003. Mr. Remington serves on the Company’s Audit Committee, Compensation Committee, Stock Option Committee and Nominating and Corporate Governance Committee.
(4)	Mr. Segal has been Chairman of the Board, Chief Executive Officer and Chief Financial Officer of EXX for more than the past five years. Previously, Mr. Segal was Chairman of the Board and Chief Executive Officer of SFM Corp.
(5)	Includes presently exercisable options to purchase 1,900,000 Class A shares and 100,000 Class B shares of common stock granted by the Company to Mr. Segal.

Board Meetings and Committees

During 2006, the Company’s Board of Directors met five times. The Board has an Audit Committee, a Compensation Committee, a Stock Option Committee and a Nominating and Corporate Governance Committee. Each of the committees of the Board of Directors is comprised of non-employee directors who meet the independence requirements of the American Stock Exchange. Each director attended not less than 75% of the meetings of the Board of Directors and committees of which such director was a member in 2006. It is the Company’s policy to strongly encourage members of the Board of Directors to attend the Company’s annual meeting. At the last annual meeting, all of the then current directors were in attendance.

The Audit Committee is currently composed of Messrs. Fishman, Perlmutter and Remington, each of whom is independent as defined in the American Stock Exchange listing standards. The Audit Committee adopted a new written charter effective April 20, 2004. The charter is included as Appendix A to this Company’s Proxy Statement. The Audit Committee’s tasks include meeting with the auditors to review the scope, accuracy and results of the audit, making inquiries as to the adequacy of the Company’s accounting, financial and operating controls and evaluating on an annual basis the qualification, performance and independence of the Company’s auditors. The “Audit Committee financial expert” designated by the Board of Directors is Norman Perlmutter. The Audit Committee held four meetings in 2006.

The Compensation and Stock Option Committee is currently composed of Messrs. Fishman, Perlmutter and Remington. The Compensation and Stock Option Committee adopted a written charter. The Charter is included as Appendix B to this Company’s Proxy Statement. This Committee recommends the compensation level of the Chief Executive Officer and other executive officers and recommends the granting of stock options to executive officers as deemed appropriate. Its role in regard to executive compensation is discussed under the Executive Compensation section on page 6 of this Proxy. The Compensation and Stock Option Committee met once during 2006.

The Nominating and Corporate Governance Committee was formed in April 2004. The Committee consists of Messrs. Fishman and Remington. The Committee adopted a written charter effective April 20, 2004. The Charter is included as Appendix C to this Company’s Proxy Statement. The Committee assists and advises the Board of Directors with respect to identifying individuals qualified to become members of the Board of Directors and recommends to the Board the director nominees for the next annual meeting of stockholders. In addition, the Committee evaluates the overall function and performance of the Board of Directors and its committees. The Nominating and Corporate Governance Committee met once in 2006.

Stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Nominating and Corporate Governance Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate and must be received by the Company within the time limits set forth herein under the title “Proposals of Stockholders” for consideration by the committee. In accordance with the committee’s charter, the Company is willing to consider candidates recommended by Stockholders. In identifying and evaluating nominees for director, the committee considers each candidate’s qualities, experience, background and skills, as well as other factors, which the candidate may bring to the Board of Directors.

The Company has adopted a Code of Ethics for Senior Executive and Financial Officers. Copies of the charters of the committees of the Board of Directors and the Code of Ethics are available at no charge by requesting a copy from the Company at: EXX INC, Attention: David A. Segal, Chairman of the Board, Suite 689, 1350 East Flamingo Road, Las Vegas, Nevada 89119.

The Company has established procedures for Stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: EXX INC, Attention: David A. Segal, Chairman of the Board, Suite 689, 1350 East Flamingo Road, Las Vegas, Nevada 89119. All communications made by this means will be received by the Chairman of the Board.

Business Relationships with Directors

With the exception of Mr. Segal, who is the Company’s Chairman, Chief Executive Officer and Chief Financial Officer, all directors are independent as that term is defined in the American Stock Exchange listing standards. There are no other business relationships between the Company and its directors that are separately reportable.

Director Compensation

Directors who also are employees of the Company (i.e., Mr. Segal) receive no fees for their service as directors or for attendance at Board and committee meetings. Non-employee directors receive $1,000 for each Board meeting attended with a minimum of $4,000 per year. Audit Committee members receive $500 for each Audit Committee attended. Compensation Committee and Stock Option Committee members receive $150 for each committee meeting attended. The Nominating and Corporate Governance Committee members serve on this committee for no additional compensation. Non-employee directors of Newcor, Inc., EXX’s subsidiary, receive either $500 or $1,500 for each Newcor, Inc. Board meeting with a minimum of $10,000 per year.

The following table sets forth information concerning compensation earned by non-employee directors in 2006. Mr. Segal’s compensation for 2006 is disclosed in the Summary Compensation Table for executive officers because he is a named executive officer and does not receive additional compensation for his service as a director:

Name	Fees Earned or Paid in Cash ($)	Total ($)
(a)	(b)	(c)
David A. Segal	—	—
Norman H. Perlmutter	17,150	17,150
Frederic Remington	17,150	17,150
Jerry Fishman	17,150	17,150

Executive Compensation

Compensation Discussion and Analysis

Overview

The executive compensation and benefits programs of the Company are intended to reinforce the Company’s business goals and strategies for success in the marketplace to encourage and enable growth and the maximization of long-term shareholder value. Pursuant to its charter, the Compensation Committee establishes and oversees the Company’s general compensation and benefits program, including recommendation of the compensation of the Chief Executive Officer. This discussion and analysis covers the material elements of the compensation and benefit programs for our executive officer David A Segal who is identified in the Summary Compensation Table as the Named Executive Officer. Due to the nature of Mr. Segal’s controlling ownership of the Company, he is the only executive officer. He has two employment contracts with the Company, one with EXX and one with Newcor, Inc. Mr. Segal’s contract with EXX contract was originally signed in 1994 with a 10 year duration, and has a five year option which was renewed in 2004. The Newcor contract was executed in 2001 with a 10 year term renewable for successive 10 year periods. The contract was amended to provide for successive three year renewal periods starting in 2003 by the Creditors Committee in connection with Newcor’s bankruptcy filing in 2002. The Newcor contract was renewed in 2006 at Mr. Segal’s option.

While the original compensation arrangements under each of the above noted contracts were not under the direction of the Compensation Committee, the Committee periodically reviews the terms of these contracts to determine the reasonableness of the amounts paid or accrued to Mr. Segal in conjunction with these contracts. The Committee reviews information regarding compensation programs of comparable sized companies, background of individuals employed as the named executive officers, scope of position responsibilities, direct position reports and the compensation arrangements in force to accomplish these other company goals. On an ongoing basis, the Compensation Committee continues to review Mr. Segal’s compensation to determine it remains in line with other comparable companies. Prior to the expiration of Mr. Segal’s EXX contract in 2009, the Compensation Committee will develop formal criteria and benchmarks with respect to the terms of a new contract with Mr. Segal.

Elements of Executive Compensation

The Company’s compensation program consists of four components: base salary, annual cash bonus, long-term equity incentives, and retirement, health and welfare and other benefits. The Company’s compensation program seeks to balance individual and company-wide goals and achievements.

Base Salary

As noted in the Summary Compensation Table and the discussion above, Mr. Segal is paid two salaries, one as the CEO of EXX and the other as the CEO of Newcor. Mr. Segal’s base salary is set forth in his employment agreements with EXX and Newcor. Under the EXX agreement, Mr. Segal’s base compensation is $300,000 per year with annual increases based on a Consumer Price Index formula. Under the Newcor agreement, Mr. Segal’s base compensation is $500,000 per year with annual increases based on a Consumer Price Index Formula.

The Committee in its ongoing review has noted that Mr. Segal spends full time functioning as the CEO of both organizations. His work duties include working sometimes seven days a week in providing the leadership necessary to manage the companies. He utilizes a hands-on approach to running each of the businesses and their subsidiaries. The organizational structure of both EXX and Newcor provides that the managers and controllers of each subsidiary of each organization report directly to Mr. Segal, operating both as the CEO and the CFO. Mr. Segal directs and controls the marketing, costs, budgets, cash management, banking relationships, inventory maintenance and controls, insurance (liability, property and employee programs), personnel policies and capital expenditures and handles negotiations for acquisitions and sales as well as reviewing the tax implications of each of the transactions as part of his hands-on responsibilities.

In evaluating the reasonableness of the salaries paid to Mr. Segal, the Committee noted that during 2006, as to EXX Mr. Segal has (i) maintained profit levels, (ii) trimmed operating costs, (iii) provided inventory control guidance, (iv) combined administrative functions, and (v) reviewed and analyzed potential acquisition candidates. In addition, the Committee noted that during 2006, as to Newcor Mr. Segal has (i) increased profit levels, (ii) trimmed administrative and operating costs, (iii) provided inventory control guidance, (iv) arranged to sell a division of a subsidiary, (v) arranged to sell real estate of a subsidiary advantageously, and (vi) reduced long-term debt levels.

In addition, the Committee has reviewed with Mr. Segal, his programs, goals and expectations as regards his compensation for both EXX and Newcor for the short, mid-term and long-term periods. In connection with Mr. Segal’s compensation the Committee has also considered (i) enhancement of stockholder value, (ii) continuity of market share, (iii) employee relations, (iv) conformity with applicable governmental regulations and (v) overall feedback from both employees, the marketplace and the public.

Bonus

Mr. Segal’s contracts provide for a bonus from both EXX and Newcor. The EXX bonus is computed as 5% of the annual operating profit of EXX excluding Newcor’s operating profit. This amount is payable annually. Mr. Segal earned $105,000 as a bonus based on the operating profit of EXX in 2006

Mr. Segal’s bonus at Newcor is also computed at 5% of the annual operating profit of Newcor. However, under terms of his amended contract as mandated by the Creditors Committee during the Newcor Bankruptcy in 2002, Mr. Segal must defer the bonus until 91 days after complete payment of all the outstanding Newcor Senior Subordinated Notes. There are currently $12,553,000 of these notes outstanding. Mr. Segal earned $343,000 as a bonus based on the formula in 2006. The payment of such bonus to Mr. Segal is being deferred as noted above.

In determining the reasonableness of the bonuses either paid or accrued to Mr. Segal for 2006, the Committee reviewed the underlying components of the profits that generated the bonuses. As to EXX, the Committee noted: (i) the profits were generated by constant cost controls of the operating subsidiaries, (ii) the profits were maintained by reviewing and controlling the constant day-to-day changes in the market place that impacted on profit and (iii) management at each of the subsidiaries was rewarded for assisting in the maintenance and growth of their own operations. As to Newcor, the Committee noted: (i) the profits rose substantially in 2006, due to the efforts of Mr. Segal in controlling the effects of changes in the market place that impacted profit, (ii) assets were channeled for the best return on investment which resulted in a substantial reduction in interest costs on the Newcor long-term debt, and (iii) management at each of the subsidiaries was rewarded for assisting in the maintenance and growth of their own operations.

Long-Term Equity Incentives

The Compensation Committee believes that equity ownership plays an important role in aligning the interests of the executive officers with the stockholders of the Company. Mr. Segal owns more than 50% of the Class B common stock which votes for two-thirds of the Board of Directors, and therefore has effective voting control of EXX.

In light of Mr. Segal’s significant stock ownership, the Compensation Committee has not provided any additional long-term equity incentives to Mr. Segal in 2006. In 2003, Mr. Segal received options to purchase an aggregate of 1,900,000 shares of the Company’s Class A common stock and options to purchase an aggregate of 100,000 shares of the Company’s Class B common stock. In addition, he received a performance award of 250,000 shares of Class B common stock. These stock option grants and performance award were approved by the Compensation Committee, independent EXX directors and by the stockholders of EXX. The performance award was provided to Mr. Segal in payment for his efforts in acquiring Newcor.

Retirement, Health and Welfare and Other Benefits

Death Benefits

Mr. Segal’s contract with Newcor specifies that upon his death the Company shall pay to Mr. Segal’s beneficiary, within thirty (30) days of his death, an amount equal to or the lesser of ten (10) times Mr. Segal’s base salary (as in effect as of the date of death) or Mr. Segal’s base salary through the balance of the term of the agreement, plus an additional amount equal to the greater of (i) three (3) times Mr. Segal’s bonus for the previous year or (ii) the average of Mr. Segal’s bonus for each of the three (3) years immediately preceding the date of death.

Disability Payments

During the first six (6) months of a disability as defined, Mr. Segal will be entitled to receive his regularly established salary and bonus, less any monthly disability income insurance payments.

Life Insurance

Mr. Segal has a group life insurance contract through a subsidiary of EXX for a sum of $300,000. In addition, Mr. Segal has a group life insurance contract through Newcor for a total of $800,000.

Pension Benefits

Mr. Segal is fully vested in a frozen EXX plan which provides benefits of $395 per month. The present value of benefits at January 1, 2006 was $39,560. The present value of benefits at the end of the year was $41,171. In addition, Mr. Segal is fully vested in a frozen Newcor plan which provides benefits of $418 per month. The present value of benefits at January 1, 2006 was $62,295. The present value of benefits at the end of the year was $67,564.

Extended Health Care Benefits

Under the Newcor contract, Mr. Segal and his family are entitled to extended health care coverage (up to three years) upon the occurrence of various events, including change of control, termination, death, disability and termination of Mr. Segal’s employment for other than cause. Under the amended Newcor contract, Newcor is obligated to provide a Life Insurance/Disability Policy to Mr. Segal at a cost no greater than $30,000 per annum. To date this amount has not been utilized by Mr. Segal.

Impact of Accounting and Tax Treatment on Forms of Compensation Paid

Section 162(m) of the Internal Revenue Code provides that compensation in excess of $1 million paid to the chief executive officer and the other most highly compensated executive officers of a public company will generally be nondeductible for federal income tax purposes, subject to certain exceptions. The Committee intends to structure compensation arrangements in a manner that will avoid the deduction limitations imposed by Section 162(m) in appropriate circumstances. However, the Committee believes that it is important and necessary that the Committee retain the right and flexibility to provide and revise compensation arrangements, such as base salary and cash bonus incentive opportunities, that may not qualify under Section 162(m) if, in the Committee’s view, such arrangements are in the best interests of our Company and our stockholders.

Summary Compensation Table

The following table provides summary information concerning compensation awarded, paid or accrued by the Company to or on behalf of the executive officers of the Company for the years ended December 31, 2006, 2005, 2004.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d) (1)	(e)	(f)	(g)	(h)	(i)	(j)
David A. Segal	2006	918,109	448,000	—	—	—	6,880	—	1,372,989
CEO and CFO	2005	916,909	111,000	—	—	—	—	—	1,027,909
	2004	887,054	428,000	—	—	—	—	—	1,315,054

(1)	Includes a bonus accrued by Newcor of $343,000 for 2006, $44,000 for 2005 and $367,000 for 2004. Pursuant to the terms of the Indenture governing Newcor’s $12,553,000 of unsecured notes this bonus cannot be paid until the unsecured notes are paid in full.

Executive Employment Contracts

Effective October 21, 1994, the Company entered into a 10-year executive employment agreement with Mr. Segal with an option to renew for an additional five years. Under the agreement, Mr. Segal’s base compensation is $300,000 per year with annual increases based on a Consumer Price Index formula. In addition, there is a profit bonus under which Mr. Segal will receive 5% of the consolidated pre-tax earnings of the Company, excluding Newcor’s operating profit which is subject to a separate bonus formula set forth below.

Effective September 3, 2001, Newcor entered into a 10-year executive employment agreement with Mr. Segal with subsequent additional 10-year renewals. Under the agreement, Mr. Segal’s base compensation is $500,000 per year with annual increases based on a Consumer Price Index Formula. In addition, there is a profit bonus under which Mr. Segal will receive 5% of Newcor’s pretax profit in each fiscal year. Effective January 31, 2003, under the terms of the Newcor Bankruptcy filing, Mr. Segal’s employment contract was modified to a three-year term with subsequent three-year renewals at the same base compensation as above plus increases on a Consumer Price Index formula using 2002 as a base. The payment of bonuses accrued under the original contract was deferred until three months after the complete payment of the $28,000,000 of the new Newcor notes. Effective January 31, 2006, Mr. Segal’s employment contract with Newcor was renewed for a three-year period.

Mr. Segal’s contract with Newcor contains “change of control” provision and “good cause” termination provisions which provide for compensation in lieu of salary and bonus upon certain terminations of Mr. Segal’s employment. Under the agreement, Mr. Segal, upon at least eighteen (18) months written notice to the Company, may, in his sole discretion, terminate his employment with the Company upon the occurrence of any of the following events:

•	The Company relocates Mr. Segal’s principal office out of the greater Dallas, Texas area which shall be defined as within a radius of ten (10) miles from “Downtown” Dallas;

•	There is a “change in control” (as defined below) of the Company;

•	There is a ten percent (10%) reduction or a series of reductions, that in the aggregate, amount to a ten percent (10%) reduction by the Company of Mr. Segal’s then current base salary; or

•	A material breach of the employment agreement by the Company.

Upon such termination, the Company shall pay to Mr. Segal, within thirty (30) days of such termination, an amount equal to ten (10) times his base salary (as in effect as of the date of such termination), plus an additional amount equal to the greater of (i) three (3) times Mr. Segal’s bonus for the previous year or (ii) the average of Mr. Segal’s bonus for each of the three (3) year immediately preceding the date of such termination.

For purposes of the employment agreement, “change in control” means:

•

Any acquisition of more than fifty percent (50%) of the common stock of the Company by one or more nonaffiliated stockholders of the Company to a nonaffiliated person, such percentage being determined on an undiluted basis without regard to options and warrants then outstanding and unexercised;

•	lease or other disposition (but not a mortgage or pledge in a bona fide borrowing transaction) of all or substantially all of the assets of the Company to a nonaffiliated person;

•

merger or consolidation of the Company with or into any other nonaffiliated corporation, where more than fifty percent (50%) of the equity securities of the surviving or resulting corporation (by value or voting power) are directly or indirectly controlled by persons other than the stockholders of the Company or their affiliates immediately prior to such merger or consolidation; or

•

any merger or consolidation of the Company with or into any other nonaffiliated corporation, even if less than fifty percent (50%) of the equity securities of the surviving or resulting corporation (by value or voting power) are directly or indirectly controlled by persons other than the stockholders of the Company or their affiliates immediately prior to such merger or consolidation, if the individuals who constituted the Board of Directors of the Company immediately before such merger or consolidation, and any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least three-quarters of the directors who constituted the Board of Directors of the Company immediately before such merger or consolidation, for any reason no longer constitute at least one-half of the members of the Board of Directors of the surviving or resulting corporation at any time within one year after such merger or consolidation.

Pension Benefits

A subsidiary of the Company has a non-contributory defined benefit pension plan for salaried employees, which was “frozen” by action of the Board of Directors in 1988. Monthly benefits payable at age 65 are equal to 50% of final average earnings, less 75% of the primary Social Security benefit. “Final average earnings” is the average of the highest consecutive five of the last ten years ended December 31, 1987, and monthly benefits are reduced pro rata for each full year of service less than 30. Benefits are paid on a straight-life annuity basis or in an optional form, which is actuarially equivalent to a life annuity.

With 22 years of service, Mr. Segal is the only executive officer of the Company currently credited under the plan. The estimated final average earnings, based on annual salary and bonus, for Mr. Segal prior to reduction of Social Security Benefits are $98,300.

Newcor has a non-contributory defined benefit pension plan for salaried employees which was frozen by its Board of Directors effective December 31, 2003. Under the terms of the plan, pension benefits are determined by using 1.1% of the average monthly earnings for the highest consecutive 60-month employment, currently capped at $17,083 per month times the period of benefit service. Benefits are payable upon reaching 63 years of age. Mr. Segal is the only executive officer participating under the plan. Mr. Connor is currently fully vested and will receive a pension of approximately $7,200 per year upon reaching 63 years of age. Mr. Segal was fully vested in August 2006 and was eligible to receive a pension of approximately $4,700 per year at that time.

The following table sets forth information as of December 31, 2006 concerning the present value of accumulated pension benefits accrued by and any such payments made to the named executive officer:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)

David A. Segal	SFM Pension Plan 003	5	$41,171	—
David A. Segal	Newcor Pension Plan	2	$67,564	—

Stock Options

The EXX INC 1994 Stock Option Plan terminated in 2004 and was not renewed.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2006 concerning outstanding equity awards held by the named executive officer:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)

David A. Segal	1,900,000 Class A	—	—	0.89	December 31, 2013

David A. Segal	100,000 Class B	—	—	1.15	December 31, 2013

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There were no compensation committee interlocks or insider participation on the part of the members of our Compensation Committee. The members and functions of the Compensation Committee are set forth above under “Board Meetings and Committees.”

COMPENSATION COMMITTEE REPORT

The responsibilities of the Compensation Committee are provided in its Charter, which has been approved by our Board of Directors.

In fulfilling its oversight responsibilities with respect to the Compensation Disclosure and Analysis included in this proxy statement, the Compensation Committee, among other things, has:

•	reviewed and discussed the Compensation Disclosure and Analysis with management; and

•	following such review, the Compensation Committee approved the inclusion of such Compensation Disclosure and Analysis in this proxy statement.

SUBMITTED BY THE COMPENSATION COMMITTEE

JERRY FISHMAN        NORMAN H. PERLMUTTER        FREDERIC REMINGTON

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors operates under a written charter adopted April 20, 2004. The Audit Committee consists of three “independent” directors: Messrs. Fishman, Perlmutter and Remington.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule that governs audit committee composition, including the requirement that all audit committee members are “independent” directors, as that term is defined by Section 121(A) of the listing standards of the American Stock Exchange. The Board of Directors has determined that Norman Perlmutter meets the requirements for and has designated him as the “Audit Committee financial expert”.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for 2006 with its management. In addition, the Audit Committee discussed with the Company’s auditors, Rothstein, Kass & Co., P.C., the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee received and discussed with Rothstein, Kass & Co., P.C. written disclosures and the letter regarding any significant relationships that could impair Rothstein, Kass & Co., P.C.’s independence (as required by Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with Rothstein, Kass & Co., P.C.’s independence.

Based upon the above reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2006 be included in the Annual Report on Form 10-K for the year ended December 31, 2006.

SUBMITTED BY THE AUDIT COMMITTEE

JERRY FISHMAN            NORMAN H. PERLMUTTER            FREDERIC REMINGTON

INDEPENDENT PUBLIC ACCOUNTANTS

Rothstein, Kass & Co., P.C., the Company’s independent public accountants for 2006, have also been selected as such for 2007. A representative of that firm is expected to be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions from Stockholders.

The following table presents fees for professional audit services rendered by Rothstein, Kass & Co., P.C. for the audit of the Company’s annual consolidated financial statements, and fees billed for other services rendered for the fiscal years shown.

	Year Ended December 31, 2006	Year Ended December 31, 2005
Audit Fees (1)	$242,000	$225,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	38,000	38,000
All Other Fees (4)	—	—

Total	$280,000	$263,000

(1)

Audit Fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in our Forms 10-K and review of unaudited financial information included in our Forms 10-Q during the years ended December 31, 2006 and 2005 and services that are normally provided in connection with statutory and regulatory filings or engagement.

(2)

Audit-Related Fees consist of fees rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)

Tax Fees consist of fees rendered for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax planning and compliance work in connection with acquisitions.

(4)	All Other Fees consist of fees for products and services other than the services reported above.

The Audit Committee of the Board of Directors has established a policy requiring the approval of all audit engagement fees and terms and the pre-approval of all non-audit services provided to the Company. The policy prohibits the Audit Committee from delegating to management the committee’s responsibility to pre-approve permitted services of our independent public accountants.

During 2006, the Audit Committee pre-approved non-audit services related to tax compliance. The Audit Committee pre-approved 100% of the fees for services covered under the captions “Audit-Related Fees” and “Tax Fees” for 2005 and 2006.

Prior to retaining Rothstein, Kass & Co., P.C. to provide any non-audit services, the Audit Committee considered whether provision of all these services was compatible with maintaining the independence of Rothstein, Kass & Co., P.C. and determined that the provision of these services would not interfere with such independence.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

With the exception of Mr. Segal, who is the Company’s Chairman, Chief Executive Officer and Chief Financial Officer, all directors are independent as that term is defined in the American Stock Exchange listing standards.

In connection with Newcor’s bankruptcy reorganization as of January 2003, Mr. Segal, the Company’s Chairman, Chief Executive Officer and Chief Financial Officer, either personally or through entities he controls, purchased the claims or rights of certain parties with respect to approximately $2,561,000 aggregate principal amount of unsecured senior notes issued by the Company’s Newcor subsidiary (“Newcor Notes”). In 2004, Mr. Segal either personally or through entities he controls purchased approximately $804,000 aggregate principal amount of Newcor Notes from the holders thereof. In 2005, Mr. Segal either personally or through entities he controls purchased an additional $6,604,000 aggregate principal amount of Newcor Notes from the holders thereof. In 2006, Mr. Segal either personally or through entities he controls purchased $2,060,000 aggregate principal amount of Newcor Notes from the holders thereof. At December 31, 2006, Mr. Segal either personally or through entities he controls held approximately $12,029,000 or 96% of the outstanding principal amount of Newcor notes. During 2006, Mr. Segal received interest payments from Newcor of approximately $650,000 at an interest rate of 6% per annum.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of copies of reports received by us pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that its directors, officers and 10% or greater stockholders complied with all applicable filing requirements during 2006.

OTHER BUSINESS

The Company’s Board of Directors knows of no other matters, which may come before the annual meeting. However, if any other business should come before the annual meeting, the proxies to which this statement relates will be voted on such matters in accordance with the best judgment of the person authorized therein.

PROPOSALS OF SECURITY HOLDERS

Under the applicable provisions of the proxy regulations of the Securities and Exchange Commission, the Company must receive all proposals of Stockholders to be considered for inclusion in the Company’s proxy statement for the 2007 annual meeting of Stockholders by July 2, 2008. Stockholder proposals that do not appear in the proxy statement may be considered at the 2007 annual meeting only if the Company receives written notice of such proposals by September 17, 2008.

By Order of the Board of Directors,

David A. Segal
Chairman of the Board,
Chief Executive Officer and Chief Financial Officer

Las Vegas, Nevada

October 31, 2007

A copy of the Company’s Form 10-K and Form 10-K/A (Amendment No.1) annual report for the year ended December 31, 2006, accompanies this proxy statement.

Appendix A

EXX INC

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

This Charter documents the purpose and authority, composition and responsibilities of the Audit Committee (the “Committee”) of the Board of Directors of EXX Inc (the “Company”). The Board of Directors adopted this Charter effective as of April 20, 2004. This Charter shall be filed with the Securities and Exchange Commission and shall otherwise be filed or reported as may be required by law.

Purpose and Authority

The purpose of the Committee is to assist the Board of Directors of the Company in its oversight of:

•

the integrity of the Company’s financial statements, including monitoring the Company’s accounting and financial reporting process and systems of internal controls regarding finance, legal accounting and regulatory compliance;

•	the Company’s compliance with applicable legal and regulatory requirements with respect to financial reporting;

•	the qualifications, independence and performance of the Company’s independent auditors; and

•	audits of the Company’s financial statements and the performance of the independent auditors.

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors of the Company and to approve any non-audit relationship with the independent auditors. The Committee has the authority to conduct any investigation it deems appropriate in fulfilling its responsibilities and has the ability to retain, at the Company’s expense, any legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

In addition, the Committee will prepare its reports that is required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s proxy statements for the annual meetings of stockholders and provide an avenue of communication among the independent auditors, those responsible for the financial management of the Company and the Board of Directors.

Composition, Qualifications and Meetings

The Committee shall be comprised of three or more directors as determined by the Board of Directors. Except as otherwise permitted under the listing standards of the American Stock Exchange (“AMEX”), each of the members of the Committee shall meet the independence and experience requirements contained in the AMEX listing standards.

Each director who serves on the Committee shall, in the judgment of the Board of Directors, have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an “Audit Committee Financial Expert.” A director shall be considered an Audit Committee Financial Expert if the director:

•	has an understanding of financial statements and generally accepted accounting principles;

•	has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

has experience preparing, or actively supervising others in, auditing, analyzing or evaluating financial statements with a breadth and level of complexity generally comparable to the breadth and complexity of issues that can reasonably be expected to arise in the Company’s financial statements;

•	has an understanding of internal controls and procedures for financial reporting; and

•	has an understanding of the functions of the Committee.

The Board of Directors can determine that a person has acquired the above attributes through the person’s education and the person’s direct experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Each Committee member shall be appointed by the Board of Directors and shall serve until such member’s successor is appointed and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors. A Committee member shall not concurrently serve on the audit committee of more than three public companies unless the Board of Directors (1) determines that such concurrent service would not impair his or her ability to serve on the Company’s Audit Committee and (2) discloses its determination in the Company’s annual proxy statements.

The Committee shall meet on at least a quarterly basis, or more frequently as circumstances dictate. The Committee Chair shall approve an agenda in advance of each meeting. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership.

Responsibilities and Duties

The primary function of the Committee is oversight, which recognizes that the Company’s financial management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the maintenance of appropriate accounting and financial reporting practices and policies and internal controls and procedures designed to provide reasonable assurances that the Company is in compliance with applicable accounting standards, laws and regulations. The Committee also recognizes that the independent auditors are responsible for planning and performing a proper audit of the Company’s annual financial statements and performing reviews of the Company’s quarterly financial statements prior to the filing of each of these reports with the Securities and Exchange Commission.

The Committee recognizes that the persons who are responsible for the financial management of the Company and the independent auditors have more time, knowledge and detailed information regarding the Company and its financial information than do the Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurances as to the Company’s financial statements or any professional certification as to the independent auditors’ work. Each member of the Committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which he or she receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

In carrying out its oversight responsibilities, the Committee shall:

•

On an annual basis, prior to the mailing of the proxy materials for the annual meetings of stockholders of the Company, recommend to the Board of Directors a public accounting firm to be placed in nomination for shareholder ratification as the Company’s independent auditors for the ensuing year and compensate and terminate the independent auditors as the Committee deems necessary. The independent auditors shall report directly to the Committee and the Committee shall be directly responsible for oversight of the independent auditors, including the resolution of any disagreement between the independent auditors and those persons responsible for the financial management of the Company. The Committee shall have the sole authority to (1) approve all audit engagement fees and terms and (2) pre-approve all non-audit services;

•

Engage counsel and other consultants and advisors that it deems necessary to advise the Committee on any matter within the scope of the Committee’s duties, and cause the Company to pay such counsel, consultants and advisors. The Committee has the authority to procure these outside services and provide for their compensation without the prior approval of the Board of Directors;

•

Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the then-current year, the proposed audit fees and the audit procedures to be utilized, and at the conclusion of the audit, review the audit, including any comments or recommendations of the independent auditors, and elicit the judgment of the independent auditors regarding the quality of the accounting principles applied to the Company’s financial statements;

•

Review the annual audited and quarterly financial statements with financial management of the Company and the independent auditors, including the disclosures in the Management’s Discussion and Analysis section of the Form 10-K or Form 10-Q. In conjunction with such annual or quarterly review, the Committee shall review:

o	major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles and major issues as to the adequacy and effectiveness of internal controls and any special audit actions taken in light of major internal control deficiencies;

o	analyses prepared by financial management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effects of alternative methods of generally accepted accounting principles on the financial statements; and

o	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements.

•

Discuss the type of information to be disclosed in earnings press releases, earnings guidance and other financial presentations that are to be provided to analysts, rating agencies and the general public, paying particular attention to the use of “pro forma” or “as adjusted” financial disclosures that are not determined in accordance with generally accepted accounting principles;

•

Discuss the Company’s financial risk exposures, the steps financial management of the Company has taken to monitor and control such exposures and the Company’s guidelines and policies regarding risk assessment and management;

•

Provide the opportunity for financial management of the Company and the independent auditors to meet separately with the Committee. The items to be discussed at the meeting with the independent auditors should include any difficulties encountered in the course of the audit work, any restrictions placed on the scope of the independent auditors’ activities and access to information, any disagreements with financial management and the cooperation that the independent auditors received from such personnel during the course of the audit. The Committee may also review:

o	Any accounting adjustments that were noted by the independent auditors but “passed” (as immaterial or otherwise);

o	Any communications between the independent auditors’ on-site team and the independent auditors’ national offices about auditing or accounting issues raised in the course of the audit of the Company’s financial statements; or

o	Any management letter issued, or proposed to be issued, by the independent auditors to the Company.

•

Obtain and review, at least annually, a report by the independent auditors describing the firm’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review of the firm or by any governmental or professional investigation within the preceding five years with respect to any audit conducted by the firm;

•

Evaluate on an annual basis the qualifications, performance and independence of the independent auditors, based on the Committee’s review of the independent auditors’ report and the performance of the independent auditors throughout the year. In conjunction with this evaluation, the Committee shall review the independent auditors’ lead partner and consider whether the Company should regularly rotate firms to assure continuing auditors’ independence. The Committee shall present to the Board of Directors its conclusions with respect to the independent auditors;

•

At least annually, review and approve all relationships between the independent auditors and the Company, other than the audit of the financial statements with a view toward ensuring the objectivity and independence of the independent auditors in this regard. On an annual basis, the Committee shall obtain a formal written statement delineating all relationship between the independent auditors and Company, consistent with Independence Standards Board Standard 1. The Committee will set clear hiring policies with respect to employees or former employees of the independent auditors by the Company to ensure that there is no direct or indirect adverse effect on the independence of the independent auditors due to the potentiality of future employment by the Company of such personnel;

•

Establish procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal controls and auditing matters and for the confidential, anonymous submission of such complaints and concerns by employees of the Company;

•	Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and improprieties;

•	Review legal compliance matters and any legal matter that could have a significant impact on the Company’s financial statements; and

•

Prepare the reports of the Committee as required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s proxy materials and submit reports of all meetings of the Committee to, and discuss matters covered at each meeting with, the Board of Directors. The reports to the Board of Directors should include a review of any issues related to the quality and the integrity of the Company’s financial statements, its compliance with legal and regulatory requirements and the performance of the independent auditors.

The Committee stands at the crucial intersection of financial management, independent auditors and the Board of Directors. While the Committee may obtain the input of financial management with respect to its oversight responsibilities, the Committee shall not delegate these responsibilities to financial management.

Annual Review

The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of this Charter and the Committee’s own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

Appendix B

EXX INC

CHARTER OF THE COMPENSATION AND

STOCK OPTION COMMITTEE

OF THE BOARD OF DIRECTORS

This Charter documents the purpose, authority, composition and responsibilities of the Compensation and Stock Option Committee (the “Committee”) of the Board of Directors of EXX Inc (the “Company”). This Charter shall be filed or reported from time to time as may be required by applicable law or rules of the American Stock Exchange.

Purpose and Authority

The Board of Directors of the Company has appointed the Committee to discharge the responsibilities of the Board of Directors relating to the compensation of the Company’s executives. In addition, the Committee will prepare an report of the compensation policies of the Committee that is required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s proxy statement for the annual meeting of shareholders.

The Committee is empowered to retain, at the Company’s expense, any compensation, legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

Composition, Qualifications and Meetings

The Committee shall be comprised of three or more directors as determined from time to time by the Board of Directors. To the extent practicable, each member of the Committee shall be:

•	An “independent director” as defined by the listing standards promulgated by the American Stock Exchange;

•	A “non-employee director” as defined under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; and

•	An “outside director” as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Committee members shall be appointed by the Board of Directors and shall serve until such member’s successor is appointed and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

At a minimum, the Committee shall meet at least one time annually, or more frequently as circumstances dictate. All members of the Committee shall be expected to attend each meeting, whether in person or by telephone or videoconference. For the transaction of business at any meeting of the Committee, a majority of the members shall constitute a quorum. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership. Minutes of each meeting shall be kept and the Secretary of the Company shall maintain all minutes of the Committee. After each Committee meeting, the Committee or its designee shall report to the Board of Directors as appropriate.

Responsibilities

The Committee shall have the following responsibilities:

•	Establish the Company’s compensation philosophy and ensure that the compensation program is aligned with the Company’s objectives, consistent with the interests of the Company’s shareholders;

•	Evaluate the performance of the Chief Executive Officer in light of the Company’s goals and objectives;

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•

Determine the compensation of the Chief Executive Officer, including salary, bonus, incentive and equity compensation, based upon its evaluation of the Chief Executive Officer’s performance and taking into account the Company’s performance, relative shareholder return, the compensation received by chief executive officers at similarly situated companies and incentives awarded to the Chief Executive Officer in the past;

•

Review the overall compensation, including incentive compensation, of executive officers of the Company and evaluate the competitiveness of total compensation levels for executives on an annual basis or at such times as shall be requested by the Board.

•	Review and approve compensation and equity-based incentive plans and benefits and to report thereon to the full Board; and

•

Make all decisions or determinations that may be required to be made by the Committee under the Company’s compensation or benefit plans, or as the Committee determines to be appropriate for the operation of any such plan and the distribution, award or payment of benefits thereunder.

Annual Review

The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of the Charter and the Committee’s own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

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Appendix C

EXX INC

CHARTER OF THE NOMINATING AND

CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

This Charter documents the purpose, authority, composition and responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of EXX Inc (the “Company”). The Board of Directors adopted this Charter effective as of April 20, 2004. This Charter shall be filed or reported from time to time as may be required by applicable law or rules of the American Stock Exchange.

Purpose and Authority

The Board of Directors has appointed the Committee to assist and advise the Board of Directors with respect to:

•

Identifying individuals qualified to become members of the Board of Directors and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders; and

•	Evaluating the overall functioning and performance of the Board of Directors and its committees.

The Committee shall have the sole authority to retain and terminate any search firm and any legal, accounting or other outside advisors that it deems necessary to assist with the identification of director candidates and to approve the firm’s fees and retention terms. The Committee shall also have the sole authority to retain and terminate any legal, accounting or other outside advisors to advise the Committee on any corporate governance matters within the scope of the Committee’s duties and responsibilities. The Committee may rely for administrative support and background information regarding possible nominees on the Company’s human resources and organizational development staff.

Composition, Qualifications and Meetings

The Committee shall be comprised of two or more directors as determined from time to time by the Board of Directors. Each member of the Committee shall be an “independent director” as defined by the listing standards promulgated by the American Stock Exchange.

Committee members shall be appointed by the Board of Directors and shall serve until such member’s successor is appointed and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

At a minimum, the Committee shall meet at least one time annually, or more frequently as circumstances dictate. All members of the Committee shall be expected to attend each meeting, whether in person or by telephone or videoconference. For the transaction of business at any meeting of the Committee, a majority of the members shall constitute a quorum. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership. Minutes of each meeting shall be kept and the Secretary of the Company shall maintain all minutes of the Committee. After each Committee meeting, the Committee or its designee shall report to the Board of Directors as appropriate.

Responsibilities

The Committee shall have the following responsibilities:

•	Establish standards for the functioning of the Board of Directors and evaluate the overall functioning and performance of the Board of Directors, its committees and management;

•	Based upon its evaluations, recommend to the Board of Directors whether existing Board members should be nominated for new terms or replaced and whether more or fewer members are appropriate;

C-1

•	Assist the Board of Directors in establishing criteria to select new directors and recommend to the Board of Directors a process for orientation of new Board or committee members;

•

Oversee the search for individuals qualified to become members of the Board of Directors and to select, or recommend that the Board of Directors select, director nominees to be presented for approval at the annual meeting of stockholders. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board of Directors;

•	Consider nominees for directors recommended by the Company’s stockholders; and

•

Review the committee structure of the Board of Directors and recommend for its approval directors to serve as members of each committee. The Committee shall review and make recommendations with respect to committee membership annually and shall recommend additional committee members to fill vacancies as needed.

Annual Review

The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of the Charter and the Committee’s own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

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EXX INC

CLASS A STOCKHOLDER PROXY

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Annual Meeting December 10, 2007

The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to vote, as designated below, all shares of stock that the undersigned is entitled to vote at the annual meeting of Stockholders of EXX INC to be held at the office of Rothstein, Kass & Co., P.C., 4 Becker Farm Road, 2nd Floor, Roseland, New Jersey at 2::00 p.m. on Monday, December 10, 2007 and at any adjournments thereof, on all matters coming before said meeting.
Dated: 2007

Signature of Stockholder
This Proxy Must be Signed Exactly
As Name Appears Hereon. Executors, administrators, trustees, etc., should give title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. (over)

(continued from other side)

This Proxy will be voted in accordance with the Instructions given herein.

IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR; AND WILL BE VOTED UPON WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF IN THE JUDGMENT OF THE PERSON NAMED PROXY HEREIN.

1.	ELECTION OF DIRECTOR
Nominee, Norman H. Perlmutter
(Mark only one)

VOTE FOR the nominee listed above.

☐ VOTE WITHHELD from the nominee listed above.

2.	In his discretion, upon other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EXX INC

CLASS B STOCKHOLDER PROXY

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Annual Meeting December 10, 2007

The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to vote, as designated below, all shares of stock that the undersigned is entitled to vote at the annual meeting of Stockholders of EXX INC to be held at the office of Rothstein, Kass & Co., P.C., 4 Becker Farm Road, 2nd Floor, Roseland, New Jersey at 2:00 p.m. on Monday, December 10, 2007 and at any adjournments thereof, on all matters coming before said meeting.
Dated: 2007

Signature of Stockholder
This Proxy Must be Signed Exactly
As Name Appears Hereon. Executors, administrators, trustees, etc., should give title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. (over)

(continued from other side)

This Proxy will be voted in accordance with the Instructions given herein.

IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS; AND WILL BE VOTED UPON WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF IN THE JUDGMENT OF THE PERSON NAMED PROXY HEREIN.

1.	ELECTION OF DIRECTORS
Nominees, Jerry Fishman, Frederic Remington, David A. Segal
(Mark only one)

☐ VOTE FOR all nominees listed above; except vote withheld from following nominees (if any):

☐ VOTE WITHHELD from all nominees

2.	In his discretion, upon other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE